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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 14, 1996


                       GREEN TREE FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)

          Delaware                       01-08916                 41-1807858
----------------------------     ------------------------    -------------------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

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ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable


ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable


ITEM 5.  Other Events.
-------  ------------

          On March 14, 1996, the Registrant sold approximately $93,726,023 of Certificates for Home Improvement Loans, Series 1996-A, evidencing beneficial ownership interests in a trust consisting primarily of a pool of home improvement contracts and promissory notes conveyed by Green Tree Financial Corporation.


ITEM 6.   Resignations of Registrant's Directors.
-------   --------------------------------------

          Not applicable


ITEM 7.   Financial Statements and Exhibits.
-------   ---------------------------------

          (a) Financial statements of businesses acquired.

               Not applicable

          (b) Pro forma financial information.

               Not applicable

                                       2

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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                    4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Bank National Association, as Trustee, dated March 1, 1996, relating to Home Improvement Loan Trust 1996-A.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 18, 1996                      GREEN TREE FINANCIAL CORPORATION



                                                By: /s/ Robley D. Evans
                                                    ------------------------
                                                    Robley D. Evans
                                                    Vice President
                                                    and Controller

                                       3

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INDEX TO EXHIBITS


Exhibit
Number                                                                      Page
------                                                                      ----
4.1         Pooling and Servicing Agreement between Green Tree                5
            Financial Corporation, as Seller and Servicer, and First
            Bank National Association, as Trustee, dated March 1,
            1996, relating to Home Improvement Loan Trust
            1996-A.